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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 8, 2004


                             PARTY CITY CORPORATION
             (Exact name of registrant as specified in its chapter)


           Delaware                      0-27826                 22-3033692
       (State or other                 (Commission              (IRS Employer
jurisdiction of incorporation)         File Number)          Identification No.)


     400 Commons Way, Rockaway, NJ                                  07866
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (973) 983-0888

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Item 12. Results of Operations and Financial Condition

         On January 8, 2004, Party City Corporation (the "Company") announced its sales results for the second fiscal quarter ended December 27, 2003.

         A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  It may only be  incorporated  by reference in another filing under the
Exchange Act or  the  Securities  Act  of  1933,  as  amended,   if  such
subsequent  filing specifically references this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARTY CITY CORPORATION


                                           By:    /s/ Linda M. Siluk
                                              ----------------------------------
                                           Name:  Linda M. Siluk
                                           Title: Chief Financial Officer

Date:  January 8, 2004


                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
99.1                Press Release issued by Party City Corporation, dated
                    January 8, 2004, regarding second quarter sales results.